Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,111,494,076.50
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 0.00
Final Prospectus	false